SUPPLEMENT DATED FEBRUARY 24, 2022 TO VARIABLE ANNUITY PROSPECTUSES

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

For the Following Fixed and Variable Deferred Annuity Contracts

Portfolio Director® Plus

Portfolio Director 2

Portfolio Director

Portfolio Director® Freedom Advisor

Equity Director

Independence Plus

Potentia®

Contract Form UIT-981

The purpose of this supplement is to notify owners of the fixed and variable deferred annuity contracts listed above (the “Contracts”) of the expected substitution of shares of the VALIC Company I Government Money Market I Fund (the “VALIC Money Market Fund”) with shares of the Goldman Sachs VIT Government Money Market Fund Institutional Shares (the “Goldman Sachs Money Market Fund”). The substitution is to be performed in light of the announced liquidation of the VALIC Money Market Fund, which was approved by its board of directors.

The substitution is expected to occur after the close of the New York Stock Exchange (“Market Close”), which is generally 4:00 p.m. Eastern Time, on or about April 29, 2022 (“Substitution Date”). On the Substitution Date, all Account Value invested in the Division corresponding to the VALIC Money Market Fund will automatically be invested in the Division corresponding to the Goldman Sachs Money Market Fund. The Division corresponding to the VALIC Money Market Fund will not be an available investment option after the Substitution Date.

You may reallocate Account Value free of charge from the Division corresponding to the VALIC Money Market Fund prior to the Substitution Date or from the Division corresponding to the Goldman Sachs Money Market Fund within 30 days after the Substitution Date. Neither the substitution, nor any transfer of Account Value as described above, will count against any limit on free transfers that you are permitted to make each year.

Please note that if you have Account Value invested in the Division corresponding to the VALIC Money Market Fund, and you do not wish to have such Account Value automatically invested in the Division corresponding to the Goldman Sachs Money Market Fund on the Substitution Date, the Company must receive instructions from you to transfer your Account Value out of the Division corresponding to the VALIC Money Market Fund to any available investment option prior to Market Close on the Substitution Date. Existing instructions or instructions received after Market Close on the Substitution Date for new premiums, transfers, dollar cost averaging or automatic rebalancing that reference the VALIC Money Market Fund will be automatically updated to reference the Goldman Sachs Money Market Fund. You may give us instructions to transfer your Account Value to another investment option available to you under your Contract, or otherwise update your instructions on file, by logging into your account at www.aigrs.com, using the self-service automated phone system at 1-800-544-4116, in writing to VALIC P.O. Box 15648, Amarillo, Texas 79105, or by calling the number noted above.

A copy of the Goldman Sachs Money Market Fund summary prospectus accompanies this supplement. Please refer to your prospectuses for information regarding the available investment options. Additional fund prospectus copies can be obtained at www.aigrs.com or by contacting us at the telephone number noted above.

Please keep this supplement with your prospectus

Dated: February 24, 2022